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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------


        Date of Report (Date of earliest event reported): October 16, 2002


                        PROVIDENT BANKSHARES CORPORATION
               (Exact name of registrant as specified in charter)


    MARYLAND                         0-16421                   52-1518642
(State or other                    (Commission               (IRS Employer
jurisdiction of                    File Number)             Identification No.)
 incorporation)


              114 EAST LEXINGTON STREET, BALTIMORE, MARYLAND 21202 (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (410) 277-7000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)




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ITEMS 1, 2, 3, 4, 6, 8 AND 9.   NOT APPLICABLE.

ITEM 5.   OTHER EVENTS.
          ------------

      On October 16, 2002, Provident Bankshares Corporation (the "Company") issued a press release announcing that Peter M. Martin will be retiring as Chairman and Chief Executive Officer in April, 2003 and that Gary N. Geisel has been designated as his successor by the Company's Board of Directors. The Company also announced that Kevin G. Byrnes has been selected to succeed Gary N. Geisel as President and Chief Operating Officer in April, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

    (a)   Financial statements of businesses acquired.

          Not applicable

    (b)   Pro forma financial information.

          Not applicable

    (c)   Exhibits

          Exhibit 99.1        Press release dated October 16, 2002.




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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PROVIDENT BANKSHARES CORPORATION


                                    By:   /s/ Peter M. Martin
                                          ------------------------------------
                                          Peter M. Martin
                                          Chairman of the Board and Chief
                                          Executive Officer

Date: October 16, 2002




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                                  EXHIBIT INDEX
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     EXHIBIT NO.                       DESCRIPTION
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        99.1                 Press release dated October 16, 2002









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